EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Coates International, Ltd. (the “Company”) on Form 10-K for the year ended December 31, 2017 (the “Report”), I, George J. Coates, Chief Executive Officer of the Company, certify, to the best of my knowledge, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 17, 2018	By:	/s/ George J. Coates
George J. Coates
President and Chief Executive Officer (Principal Executive Officer )